UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 8, 2018

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31755 (Commission File Number)	86-1062192 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Management Agreements

Ashford TRS Corporation (“Ashford TRS”), a subsidiary of Ashford Hospitality Limited Partnership (“Ashford OP”),  and certain of its affiliates previously entered into the following hotel management agreements  with Remington Lodging & Hospitality, LLC (“Remington Lodging”): (a) that certain Hotel Master Management Agreement, dated August 29, 2003, by and between Remington Lodging and Ashford TRS , as amended by the First Amendment to Hotel Master Management Agreement, dated November 19, 2013, by and between Ashford TRS and Remington Lodging, (b) that certain Hotel Management Agreement, dated August 29th, 2003, by and between Remington Lodging and Ashford TRS with respect to the Embassy Suites Las Vegas hotel, and (c) that certain Hotel Master Management Agreement, dated effective as of September 29, 2006, by and between Ashford TRS  and Remington Management, L.P., as amended by the First Amendment to Hotel Master Management Agreement, dated November 19, 2013, by and between Ashford TRS Corporation and Remington Lodging (collectively, the “Original Master Management Agreements”).  Pursuant to the Original Master Management Agreements, Remington Lodging provided Ashford TRS both property management services and project management services with respect to hotels owned or leased by Ashford TRS and other taxable REIT subsidiaries of Ashford OP.  Monty J. Bennett and his father, Archie J. Bennett, beneficially own, directly or indirectly, 100% of Remington Holdings, L.P., which wholly owns Remington Lodging, and Monty J. Bennett is the Chief Executive Officer of Remington Lodging, the Chairman of Ashford Hospitality Trust, Inc.  (“Trust”) and the Chairman of Ashford Inc. (“AINC”), whose subsidiary Ashford LLC is Trust’s advisor.

In connection with the sale by Remington Lodging of its project management business to AINC (the “Transactions”), which Transactions were consummated on August 8, 2018, the parties consolidated and divided the Original Master Management Agreements into (i) an agreement between Ashford TRS, RI Manchester Tenant Corporation and CY Manchester Tenant Corporation, each a subsidiary of Ashford OP,   and Remington Lodging with respect to the provision of property management services to Braemar TRS and other taxable REIT subsidiaries of Ashford OP and (ii) an agreement between Braemar TRS, Braemar OP and PM LLC with respect to the provision of project management services to Braemar TRS and other taxable REIT subsidiaries of Ashford OP, solely in order to effect the transfer of the project management business from Remington Lodging to PM LLC (whose membership interests were then contributed to AINC as part of the Transactions).

Property Management Agreement

As part of the Transactions, Ashford TRS, RI Manchester Tenant Corporation, CY Manchester Tenant Corporation,  and Remington Lodging entered into the Consolidated, Amended and Restated Hotel Master Management Agreement dated as of August 8, 2018 (the “Property Management Agreement”).

The Property Management Agreement consolidates, amends and restates the terms of the Original Master Management Agreements to delete all terms relating to the provision of project management services by Remington Lodging to Ashford TRS and other taxable REIT subsidiaries of Ashford OP.  The provisions of the Property Management Agreement with respect to the provision of property management services are substantially the same as in the Original Master Management Agreements.

Project Management Agreement

As part of the Transactions, Ashford TRS, RI Manchester Tenant Corporation, CY Manchester Tenant Corporation, Ashford OP and PM LLC entered into the Master Project Management Agreement dated as of August 8, 2018 (the “Project Management Agreement”).

Pursuant to the Project Management Agreement, Ashford TRS and its taxable REIT subsidiary affiliates have appointed PM LLC as their sole, exclusive and continuing manager to manage, coordinate, plan and execute the capital improvement budget and all major repositions of hotels owned or managed by Ashford

TRS and its taxable REIT subsidiary affiliates (“Trust Hotels”) and to provide construction management, interior design, architectural FF&E purchasing, FF&E expediting/freight management, FF&E warehousing, and FF&E installation and supervision services (“Project Services”).

The Project Management Agreement provides that PM LLC shall be paid a project management fee equal to four percent of the total project costs associated with the implementation of the capital improvement budget (both hard and soft) payable monthly in arrears based upon the prior calendar month’s total expenditures under the capital improvement budget until such time that the capital improvement budget and/or renovation project involves the expenditure of an amount in excess of five percent of the gross revenues of the applicable Trust Hotel, whereupon the project management fee shall be reduced to three percent of the total project costs in excess of the five percent of gross revenue threshold.   In addition, the Project Management Agreement provides that PM LLC shall be paid additional fees at current market rates (“Market Service Fees”) for the Project Services, unless a majority of the independent directors of Trust affirmatively vote that such the Market Service Fees proposed by PM LLC are not market (in which case a consultant will be engaged to determine the Market Service Fees).

The Project Management Agreement provides for an initial term of 10 years as to each hotel governed by the agreement. The term may be renewed by PM LLC, at its option, for three successive periods of seven years each and, thereafter, a final term of four years, provided that at the time the option to renew is exercised, PM LLC is not then in default under the Project Management Agreement. In certain cases of early termination of the Project Management Agreement with respect to one or more of the hotels, Trust must pay PM LLC termination fees as described in the Project Management Agreement, plus any amounts otherwise due to PM LLC.

Mutual Exclusivity Agreements

Trust and Ashford OP previously  entered into a Mutual Exclusivity Agreement dated August 29, 2003 (as amended, “Original Mutual Exclusivity  Agreement”) with Remington Lodging, which was consented to by Monty R. Bennett, pursuant to which Remington Lodging gave Trust a first right of refusal to purchase any lodging-related investments identified by Remington Lodging and any of its affiliates that met Trust’s initial investment criteria, and Trust agreed to engage Remington Lodging to provide property management, project management and development services for hotels Trust acquired or invested in, to the extent that Trust had the right or controlled the right to direct such matters, subject to certain conditions.

In connection with the Transactions, the parties divided the Original Mutual Exclusivity Agreement into (i) an agreement between Trust, Ashford OP and Remington Lodging with respect to the provision of property management services to Trust and (ii) an agreement between Trust, Ashford OP and PM LLC with respect to the provision of project management services to Trust, solely in order to effect the transfer of the project management business to PM LLC.

Property Management Mutual Exclusivity Agreement

As part of the Transactions, Trust, Ashford OP and Remington Lodging entered into the Amended and Restated Mutual Exclusivity Agreement dated as of August 8, 2018 (the “Property Management Mutual Exclusivity Agreement”), which was consented to by Monty R. Bennett.

The Property Management Mutual Exclusivity amends and restates the terms of  the Original  Mutual Exclusivity Agreement to delete Trust’s obligation to engage Remington Lodging to provide project management and development services.  The provisions of the Original Mutual Agreement with respect to Trust’s obligation to engage Remington Lodging to provide property management services and Remington Lodging’s obligation to give Trust a right of first refusal to purchase lodging-related investments identified by Remington Lodging are substantially the same as in the Original Mutual Exclusivity Agreement.

Project Management Mutual Exclusivity Agreement

As part of the Transactions, Trust, Ashford OP and PM LLC entered into the Mutual Exclusivity Agreement dated as of August 8, 2018 (the “Project Management Mutual Exclusivity Agreement”).

Pursuant to the Project Management Mutual Exclusivity Agreement,  PM LLC has given Trust a first right of refusal to purchase any lodging-related investments identified by PM LLC and any of its affiliates that meet Trust’s initial investment criteria, and Trust  has agreed to engage PM LLC to provide project management and development services for hotels Trust acquires or invests in, to the extent that Trust has the right or controls the right to direct such matters, unless Trust’s independent directors either (i) unanimously vote not to hire PM LLC or (ii) based on special circumstances or past performance, by a majority vote elect not to engage PM LLC because they had determined, in their reasonable business judgment, that it would not be in Trust’s best interest to engage PM LLC or that another manager or developer could perform the duties materially better.

The Project Management Mutual Exclusivity Agreement provides for an initial term, as extended, until August 29, 2020. The term will be automatically extended for two successive periods of seven years each and, thereafter, a final term of four years, provided that at the time of any such extension an event of default under the Project Management Mutual Exclusivity Agreement does not exist.

The descriptions of the Property Management Agreement, the Project Management Agreement, the Property Management Mutual Exclusivity Agreement and the Project Management Mutual Exclusivity Agreement contained in this Item 1.01 do not purport to be complete and are subject to and qualified in their entirety by reference to such agreements, respectively, and which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated into this Item 1.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1

Consolidated, Amended and Restated Hotel Master Management Agreement, dated August 8, 2018, by and among Ashford TRS Corporation, RI Manchester Tenant Corporation, CY Manchester Tenant Corporation and Remington Lodging & Hospitality, LLC

10.2

Master Project Management Agreement, dated August 8, 2018, by and among Ashford TRS Corporation, RI Manchester Tenant Corporation, CY Manchester Tenant Corporation, Project Management LLC and Ashford Hospitality Limited Partnership

10.3

Amended and Restated Mutual Exclusivity Agreement, dated August 8, 2018, by and among Ashford Hospitality Limited Partnership, Ashford Hospitality Trust, Inc. and Remington Lodging & Hospitality, LLC, as consented to by Monty J. Bennett

10.4	Mutual Exclusivity Agreement, dated August 8, 2018, dated August 8, 2018, by and among Ashford Hospitality Limited Partnership, Ashford Hospitality Trust, Inc. and Project Management LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2018

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Robert G. Haiman
Robert G. Haiman
Executive Vice President, General Counsel and Secretary